SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April
20, 2000

NS GROUP, INC.
(Exact name of registrant as specified in its charter)


Kentucky            1-9838              61-0985936
(State or other                  (Commission            (IRS
Employer
  jurisdiction of             File No.)       I.D. Number)
  incorporation)

530 West Ninth Street, Newport, Kentucky          41071
(Address of principal executive offices)              (Zip
Code)

Registrant's telephone number, including area code: (606)
292-6809

Item 5.     Other Events
On April 19, 2000, the Registrant issued a press release announcing the election of three directors of the Company.
A copy of such press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial
Information and Exhibits

(c)  Exhibits

99.  Press release dated April 19, 2000





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               NS GROUP, INC.
               (Registrant)

Date:  April 24, 2000    By:   /s/ Thomas J. Depenbrock
                    Thomas J. Depenbrock
                    Vice President